Exhibit 13.1

Certification Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F for the year ended December 31, 2013 (the “Annual Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

Manuel Sánchez Ortega, Chief Executive Officer, and Jesús García-Quilez Gómez, Chief Financial Officer, each certifies that, to the best of his knowledge:

(1) The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Abengoa, S.A.

Date: February 23, 2015

By:	/s/ Manuel Sánchez Ortega
Name:	Manuel Sánchez Ortega
Title:	Chief Executive Officer

By:	/s/ Jesús García-Quilez Gómez
Name:	Jesús García-Quilez Gómez
Title:	Chief Financial Officer